Guaranty
THIS GUARANTY ("Guaranty"), dated 04/29/99, is made by Westmark Mortgage Corporation, Florida, a ________________________ (hereinafter referred to as "Guarantor"), in favor of Northern Trust Bank of Florida, N.A., a national banking association (hereinafter referred to as "Bank").

                                   Witnesseth

WHEREAS, Bank has agreed to make certain loans and advances (collectively and individually, the "Loan") to Westmark Group Holdings, Inc. (the "Borrower"), pursuant to the terms of certain loan documents of even date herewith (collectively, the "Agreement") between the Borrower and Bank. Unless otherwise stated, all terms defined in or referenced by the Agreement have the same meaning herein. WHEREAS, in order to induce Bank to enter into the aforesaid Agreement and grant Borrower the Loan on the terms set forth in the Agreement, Guarantor has agreed to make this Guaranty.

     NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees as follows:

1.   Guaranty.
Guarantor hereby absolutely and unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the agreement unpaid principal amount of the Loan outstanding from time to time, together with all accrued and unpaid interest on the Loan, and all other amounts due Bank under the Agreement and the other ancillary documents provided for therein, and any and all extensions, renewals or modifications of any of them, together with any and all other indebtedness of Borrower to Bank, howsoever or whenever incurred, up to principal sum of One Hundred** Dollars ($150,000) [unlimited if left blank] at any one time outstanding, together with accrued and unpaid interest thereon. In addition, Guarantor shall pay any and all reasonable fees, costs and expenses incurred by Bank (including attorneys' fees incurred by Bank, at any time prior or subsequent to default, whether litigation is involved or not and, if involved, whether at the trial or appellate levels or in pre or post-judgment or bankruptcy proceedings), in enforcing or realizing upon the obligations of Guarantor hereunder. Such principal, interest and other amounts are hereinafter referred to collectively as the "Obligations." The Obligations, Agreement, and any instrument, document or agreement, express or implied, which has been or may hereafter be made or entered into by Borrower in reference to the Obligations, and any instrument, document or agreement, express or implied, including this Guaranty, which has been or may hereafter be made or entered into by Guarantor in reference to the Obligations, shall all be hereinafter collectively referred to as the "Loan Terms."

2.   Guaranty Absolute.
Guarantor guarantees that the Obligations will be paid strictly in accordance with the Loan Terms, regardless of any law, regulation, order or judgment now or hereafter in effect in any jurisdiction affecting any of the Loan Terms or the rights of Bank with respect thereto. The liability of Guarantor under this Guaranty shall continue and be absolute and unconditional irrespective of:

     (a) Any lack of validity or enforceability of any of the Loan
     Terms;
     (b) Any change in the time, manner or place of payment, or in any other term, including the applicable rate of interest, of the Loan, all or any of the Loan Terms, or any other renewal, extension, amendment, modification or waiver of or any consent to departure form any of the Loan Terms;
     (c) Any act or omission of Bank of any nature whatsoever, excluding any willful or wanton misconduct or gross negligence on the part of Bank;
     (d) With respect to the Guarantor, Borrower, or any other person or entity liable in respect of the Loan, any failure to obtain required authorization by all necessary corporate or other action relating to the execution, delivery, or performance of any of the Loan Terms, or to any violation of any provision of any of the articles of incorporation, by-laws or any other document, instrument or agreement occasioned by the execution, delivery, or performance of any of the Loan Terms;
     (e) Any release, amendment, waiver, modification, extension or renewal of or consent to departure from or forbearance or any other action or inaction under or in respect of this Guaranty or any other guaranty of the Loan;
     (f) Any exchange, release, forbearance or surrender of or any other action or inaction with respect to any collateral at any time and from time to time now or hereafter securing the Loan or the liability to Bank of the Borrower, the Guarantor of any other person or entity in respect of the Loan or any failure to perfect or continue as perfected any security interest or other lien with respect to any such collateral, or any loss or destruction of any such collateral, or any matter impairing the value of such collateral as security for the Loan, the liability to Bank of the Guarantor, or any other person or entity, in respect of all or any of the Obligations or Loan Terms; or
     (g) Any other circumstance or matter of any nature whatsoever that might otherwise constitute a defense available to, or a discharge of, Borrower, Guarantor or any other person or entity liable to Bank in respect of the Loan. This Guaranty shall continue to be effective or shall be reinstated, as the case may be, if any payment of the Loan is rescinded or must otherwise be returned by Bank upon the insolvency, bankruptcy, or reorganization of any person or entity or for any reason whatsoever, all as though such payment had not been made. The obligations of Guarantor hereunder shall be absolute and primary, shall be complete and binding as to Guarantor upon its execution of this Guaranty, shall be subject to no conditions precedent, and shall be independent of and cumulative to any other of the Loan Terms, and Bank may exercise any of its rights and remedies under this Guaranty, any other of the Loan Terms or otherwise singly or concurrently.

3.       Waiver; No Duties
Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice of any nature whatsoever with respect to any of the Loan Terms. Bank shall not be obligated to exhaust any right or take any action against Borrower, or any other person or entity, or any collateral for the Loan, prior to the enforcement of its rights hereunder. Bank shall not be required to obtain the consent of Guarantor with respect to any matter.

     (b) To pay and discharge promptly, all taxes, assessments and governmental charges or levies imposed upon it or in respect of its property, before the same shall become in default as well as all lawful claims for labor, materials and supplies or other which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that any such tax, assessment, charge, levy or claim shall not be required to be paid or discharged so long as the validity thereof shall be contested in good faith by appropriate proceedings diligently pursued;
     (c) To give prompt written notice to Bank of all Events of Default under any of the terms and provisions of this Guaranty, litigation and of any other matter which has resulted in, or might result in, a material adverse change in the financial condition of Guarantor;
     (d) To furnish to Bank, as and when requested by Bank, such financial statements, reports and information as Bank may from time to time require, such financial statements, reports and information to be in form acceptable to Bank; and
     (e) To comply with the requirements of all applicable laws, rules, regulations, and orders of governmental authorities except to the extent that the validity thereof shall be contested in good faith by appropriate proceedings diligently pursued.

4.  Waiver of Subrogation.
Guarantor hereby waives any claims, right or remedy which Guarantor may now have or hereafter acquire against Borrower that arises hereunder or from the performance by Guarantor hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of Bank against Borrower or any security which Bank has or hereafter acquires whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

5.  Warranties.

Guarantor makes the following representations and warranties to Bank:
     (a) Guarantor has the right, power, legal capacity and authority to own its assets and properties, and to carry on its business as now being conducted in every jurisdiction where it is conducting its business, and has power and authority to execute and perform this Guaranty;
     (b) The execution and performance by Guarantor of this Guaranty has been duly authorized by all requisite actions and does not require any consent or approval of any other person, including, without limitation, the creditors of the Guarantor;
     (c) Neither the execution and delivery of this Guaranty nor fulfillment of or compliance with the terms and conditions hereof will violate or be in conflict with, result in a breach of, or constitute a default under, any indenture, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of its assets or properties are bound, or any order, writ, injunction or decree of any court or governmental institution;
     (d) There are no actions, suits or proceedings pending or, to the knowledge of Guarantor, threatened against or adversely affecting it at law or in equity or before or by a governmental agency or instrumentality, domestic or foreign, which involve any of the transactions herein contemplated, or the possibility of any judgment or liability which may result in any material and adverse change in the business, operations, prospects, properties or assets, or in the condition, financial or otherwise, of Guarantor. Guarantor is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court, or federal, state, municipal or other governmental department;
     (e) Guarantor has heretofore furnished to Bank financial statements and other financial information which, taken as a whole, are correct and complete, and fairly present the financial condition and the results of the operation of Guarantor as of the dates and for the periods indicated, and said financial statements show all known liabilities and all contingent material liabilities as of the dates thereof, and have been prepared in accordance with generally accepted accounting principles consistently applied. Since the date of the furnishing of the most recent financial statements, there has been no material adverse change in the financial condition of Guarantor;
     (f) Guarantor has filed, or caused to be filed, all federal and state tax returns which are required to be filed, and has paid or caused to be paid, all taxes as shown on said returns or on any assessment received by it and not being contested in good faith, to the extent that such taxes have become due;
     (g) Except as are reflected on the most recent financial statements, Guarantor is not a party to any agreement or instrument materially and adversely affecting its business, properties or assets, operations or condition, financial or otherwise;
     (h) Guarantor has good and marketable title to all the property and assets reflected on its most recent financial statement furnished to Bank, except such as have been disposed of in the ordinary course of business since the date of said financial statement, and all such property and assets are free and clear of any liens, except liens for taxes not yet due, liens on personal or real property as reflected in the most recent audited financial statement and those liens, if any, on properties acquired subsequent to said statement until the date of this Guaranty;
     (i) This Guaranty is a legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the rights of creditors generally; and
     (j) Guarantor is not in default in any material respect under, or with respect to, any contract, agreement or other instrument to which it is a party or by which its assets or properties may be bound, and no default or Event of Default has occurred and is continuing.

6.   Affirmative Covenants.
Guarantor covenants and agrees as follows:
(a) To maintain adequate insurance for its insurable assets and or properties at all times with financially sound and reputable insurers, in amounts insurable value thereof, and such other insurance to such extent and against such risks, including flood, hazard, liability, comprehensive, and property damage insurance, and other risks in amounts satisfactory to Bank. Upon request, copies of all insurance policies shall be delivered to Bank; or any other person or entity. The remedies provided herein and in the other documents executed contemporaneously herewith and referred to herein shall be cumulative, may be exercised from time to time, singularly or concurrently or in any combination, without Bank being obligated to exercise any such right in any other circumstance, and are not exclusive of any remedies provided by law.

7.   Negative Covenant.
Guarantor covenants and agrees with Bank that ,from date hereof and so long as the Obligations shall remain unpaid ,unless Bank shall otherwise consent in writing, it will not commit or do, or fail to commit or do, any act or thing which would constitute a material event of default under any of the terms of provisions of any other agreement, contract, indenture, document or instrument executed, or to be executed by it including, without limitation, agreements, contracts, indentures, documents or instruments by and between Guarantor and Bank, except those that may be contested in good faith or are covered by insurance, and would not, if settled unfavorably, materially and adversely affect is financial condition.
8.  Events of Default.
Default in the due and punctual observance or performance of any of the terms, covenants, or agreements contained in this Guaranty and the happening of any of the Events of Default set forth in the Loan Terms shall constitute Events of Default under this Guaranty.
9.  Notices.
All notices, requests and other communications pursuant to this Guaranty, shall be sent by registered or certified first class mail, postage prepaid, addressed as follows:
    As to Bank:            Northern Trust Bank of Florida, N.A.
                           301 Yamato Road
                           Boca Raton, Florida  33431
                           Attention:  S. Arbogast

    As to Guarantor:       Westmark Mortgage Corporation
                           8000 N. Federal Highway
                           Boca Raton, Florida  33487
                           Attention:  Irving H. Bowen
or to any such other address as any party hereto shall designate in a written notice to the other party hereto. Any notice addressed and mailed shall be deemed to have been given upon mailing by certified or registered mail, return receipt requested to the respective parties as set forth above.
10.  No Waiver; Cumulative Remedies.
Bank may, at any time and from time to time, waive or not insist on strict compliance with any one or more of the provisions contained in any document relating to this Guaranty, but any such waiver or non-insistence shall be deemed to be made pursuant to the terms of said document and not in modification thereof. Any waiver or non-insistence in any instance or under any particular circumstance shall not be considered a waiver or non-insistence of such provision in any other instance or any other circumstance, or as creating a requirement that Bank must, as a result of a previous waiver or non-insistence, thereafter give notice to Borrower, Guarantor, or any other person or entity that it does not intend to give a further waiver or not insist upon strict performance of a previously waived or not insisted upon provision before Bank can exercise any right or remedies under any document or before any events of default can occur, whether occasioned by the provision previously waived or not insisted upon or otherwise, or as establishing a course of dealing for interpreting the expressions and other conduct between Bank and Borrower, Guarantor

11. Continuing Guaranty; Transfer.
This Guaranty is a continuing guaranty and shall:
     (a) Remain in full force and effect until the Loan has been paid in full and written notice of discharge has been sent by Bank to Guarantor stating that the Guarantor shall no longer be liable hereunder.
     (b) Be binding upon Guarantor, its successors and assigns, each of whom shall be jointly and severally liable hereunder; provided, however, Guarantor may not assign any of its rights and obligations hereunder without the written consent of Bank; and
     (c) Inure to the benefit of and be enforceable by Bank and its successors, transferees, participants, and assigns. Without limiting the generality of this clause, Bank may assign or otherwise transfer the Loan and/or any of the Bank's rights and benefits under the Loan Terms to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Bank herein or otherwise.
 12. Set-Off.
 After an Event of Default, Bank shall have the right, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor), to set-off and apply any funds of Guarantor held in any accounts maintained with Bank by Guarantor in any capacity including, without limitation, any and all deposits (general or special, time or demand, investment, provisional or final) at any time held and any other indebtedness at any time owing by Bank to or for the credit or account of Guarantor against the Loan which then shall be due and payable (by acceleration or otherwise), whether or not Bank shall have made any demand under the Agreement. Bank agrees promptly to notify the Guarantor after any such set-off and application. The rights of Bank under this paragraph are in addition to any other rights and remedies which Bank may have under this Guaranty or otherwise.
 13. Governing Law
 This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Florida without regard to principles of conflict of laws. Guarantor hereby waives any plea of jurisdiction or venue as not having its principal residence in Palm Beach County, Florida and hereby specifically authorizes any action brought by Bank upon this Guaranty to be instituted and prosecuted in either the Circuit Court of Palm Beach County, Florida or in the United States District Court for the Southern District of Florida, at the election of Bank.
 14. Headings.
 Paragraph headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.
 15. Guarantor.
 If more than one party shall execute this Guaranty the term "Guarantor" shall mean all parties signing this Agreement, and each of them, and all such parties shall be jointly and severally obligated and liable hereunder. The singular pronoun, when used herein, shall include the plural and the neuter shall include the plural and the neuter shall include masculine and feminine. If this Guaranty is not dated when executed by the Guarantor, the Bank is authorized, without notice to the Guarantor, to date this Guaranty. This Guaranty shall become effective as of the date of this Guaranty.
 16. Jury Waiver
 GUARANTOR BY ITS EXECUTION OF THIS GUARANTY AND BANK BY ITS ACCEPTANCE OF THIS GUARANTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OR ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, THE LOAN TERMS, ANY DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO THE LOAN TERMS REFERENCED HEREIN.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered on the date and in the year first above written.

                                                                                Irving H. Bowen
STATE OF FLORIDA                    )
                                    ) ss.:
COUNTY OF PALM BEACH                )
BEFORE ME, the undersigned authority, personally appeared
_____________________________________, as ________________________ of
_____________, who first being duly sworn, acknowledged before me that he/she executed the foregoing instrument for the purposes therein expressed on behalf of said ____________________________. He/She is personally known to me or has presented _______________________________ as identification. WITNESS my hand and official seal in the county and state aforesaid this _____ day of
______________________, 19_____.

                                                                                NOTARY PUBLIC, State of Florida
                                                                                at Large
                                                                                Print Name:____________________
                                                                                Commission No.:________________
My Commission Expires:
         [Seal]
